                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder  report of American  Century  Investment
Trust (the "Registrant") on Form N-CSR for the period ending March 31, 2004 (the
"Report"),  we,  the  undersigned,  certify,  pursuant  to  Section  906  of the
Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated:  May 27, 2004

                                     /s/ William M. Lyons
                                     -----------------------------------
                                     William M. Lyons
                                     President
                                     (chief executive officer)

                                     /s/ Maryanne L. Roepke
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                                     Maryanne L. Roepke
                                     Sr. Vice President, Treasurer, and
                                     Chief Accounting Officer
                                     (chief financial officer)